          As filed with the Securities and Exchange Commission on April 18, 1997

                                                                File No. 2-34215
                                                               File No. 811-1911
--------------------------------------------------------------------------------
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Post-Effective Amendment No. 61

                                         and

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                   Amendment No. 42
--------------------------------------------------------------------------------

                          SCHRODER CAPITAL FUNDS (DELAWARE)
                       (FORMERLY SCHRODER CAPITAL FUNDS, INC.)
                  (Exact Name of Registrant as Specified in Charter)

                      Two Portland Square, Portland, Maine 04101
                  (Address of Principal Executive Office) (Zip Code)

           Registrant's Telephone Number, including Area Code: 207-879-1900
--------------------------------------------------------------------------------

                             Catherine S. Wooledge, Esq.
                            Forum Financial Services, Inc.
                     Two Portland Square, Portland, Maine  04101
                       (Name and Address of Agent for Service)

                             Copies of Communications to:
                                Scott M. Shepard, Esq.
                              Jacobs Persinger & Parker
                      77 Water Street, New York, New York 10005

                                 Alexandra Poe, Esq.
                    Schroder Capital Management International Inc.
                            787 seventh Avenue, 34th Floor
                               New York, New York 10019
--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

 X       immediately upon filing pursuant to Rule 485, paragraph (b)
---
         on [date] pursuant to Rule 485, paragraph (b)
---
         60 days after filing pursuant to Rule 485, paragraph (a)(i)
---
         on _________ pursuant to Rule 485, paragraph (a)(i)
---
         75 days after filing pursuant to Rule 485, paragraph (a)(ii)
---
         on [     ] pursuant to Rule 485, paragraph (a)(ii)
---
         this post-effective amendment designates a new effective date for a
---
         previously filed post-effective amendment.
---


The Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no fee is payable herewith. Registrant filed a Rule 24f-2 Notice for its various portfolios with a October 31 fiscal year end on December 27, 1996.

PART A as filed in Post-Effective Amendment No. 58 to its Registration Statement under the Securities Act of 1933 and Amendment No. 39 to the Registration Statement under the Investment Company Act of 1940 is incorporated by reference herein in its entirety by the Registrant.

                                CROSS REFERENCE SHEET
                             (AS REQUIRED BY RULE 404(A))

                                        PART B

        (Statement of Additional Information offering Investor Shares and
                 Advisor Shares of Schroder U.S. Equity Fund)

Form N-1A                                   Location in Statement of
Item No.           (Caption)                Additional Information (Caption)
--------    ---------------------           --------------------------------

10.         Cover Page                      Cover Page

11.         Table of Contents               Table of Contents

12.         General Information and         Other Information - Organization
            History

13.         Investment Objectives and       Investment Policies; Investment
            Policies                        Restrictions

14.         Management of the Fund          Management - Officers and Trustees

15.         Control Persons and Principal   Not Applicable
            Holders of Securities

16.         Investment Advisory and         Management - Investment Adviser;
            Other Services                  Officers and Trustees;
                                            Administrative Services;
                                            Distribution of Fund Shares;
                                            Service Organizations; Portfolio
                                            Accounting; Fees and Expenses;
                                            Portfolio Transactions - Investment
                                            Decisions; Brokerage and Research
                                            Services; Other Information -
                                            Custodian; Transfer Agent and
                                            Dividend Disbursing Agent; Legal
                                            Counsel; Independent Accountants

17.         Brokerage Allocation and        Portfolio Transactions
            Other Practices

18.         Capital Stock and Other         Other Information - Capitalization
            Securities                      and Voting

19.         Purchase, Redemption and        Determination of Net Asset Value
            Pricing of Securities Being     Per Share
            Offered

20.         Tax Status                      Taxation

21.         Underwriters                    Management - Distribution of Fund
                                            Shares; Fees and Expenses

22.         Calculation of Performance      Other Information - Performance
            Data                            Information

23.         Financial Statements            Not Applicable

                              SCHRODER U.S. EQUITY FUND


                         STATEMENT OF ADDITIONAL INFORMATION
                       MARCH 1, 1997, AS AMENDED APRIL 18, 1997
--------------------------------------------------------------------------------

                                        [Graphic]





INVESTMENT ADVISER AND ADMINISTRATOR
Schroder Capital Management International Inc. ("SCMI")

DISTRIBUTOR
Schroder Fund Advisors, Inc. ("Schroder Advisors")

SUBADMINISTRATOR
Forum Administrative Services, Limited Liability Company ("Forum")

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Forum Financial Corp. ("FFC")

GENERAL INFORMATION:     (207) 879-8903
ACCOUNT INFORMATION:     (800) 344-8332
FAX:                     (207) 879-6206



Investor Shares of Schroder U.S. Equity Fund (the "Fund") are offered for sale at net asset value with no sales charge as an investment vehicle for individuals, institutions, corporations and fiduciaries. Advisor Shares of the Fund also are offered for sale at net asset value to individual investors, in most cases through Service Organizations (as defined herein). Advisor Shares incur more expenses than Investor Shares.

This Statement of Additional Information ("SAI") is not a prospectus and is authorized for distribution only when preceded or accompanied by the Fund's current Prospectus dated March 1, 1997, as amended from time to time (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus and retained for future reference. All terms used in this SAI that are defined in the Prospectus have the meaning assigned in the Prospectus. You may obtain an additional copy of the Prospectus without charge by writing to the Fund at Two Portland Square, Portland, Maine 04101 or calling the numbers listed above.

TABLE OF CONTENTS

    INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . 3
    INVESTMENT POLICIES. . . . . . . . . . . . . . . . . . . . . . . 3
    Convertible Securities . . . . . . . . . . . . . . . . . . . . . 3
    Temporary Defensive and Operating Investments. . . . . . . . . . 4
    U.S. Government Securities . . . . . . . . . . . . . . . . . . . 4
    Illiquid and Restricted Securities . . . . . . . . . . . . . . . 5
    Leverage . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
    Loans of Portfolio Securities. . . . . . . . . . . . . . . . . . 5
    INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . 6
    MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
    Officers and Trustees. . . . . . . . . . . . . . . . . . . . . . 7
    Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . 9
    Subadministrator . . . . . . . . . . . . . . . . . . . . . . . . 10
    Distribution of Fund Shares. . . . . . . . . . . . . . . . . . . 10
    Service Organizations. . . . . . . . . . . . . . . . . . . . . . 11
    Portfolio Accounting . . . . . . . . . . . . . . . . . . . . . . 12
    Fees and Expenses. . . . . . . . . . . . . . . . . . . . . . . . 12
    PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . 13
    Investment Decisions . . . . . . . . . . . . . . . . . . . . . . 13
    Brokerage and Research Services. . . . . . . . . . . . . . . . . 13
    ADDITIONAL PURCHASE AND
      REDEMPTION INFORMATION . . . . . . . . . . . . . . . . . . . . 15
    Determination of Net Asset Value per Share . . . . . . . . . . . 15
    Redemption In-Kind . . . . . . . . . . . . . . . . . . . . . . . 15
    TAXATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
    OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . 17
    Organization . . . . . . . . . . . . . . . . . . . . . . . . . . 17
    Capitalization and Voting. . . . . . . . . . . . . . . . . . . . 17
    Principal Shareholders . . . . . . . . . . . . . . . . . . . . . 18
    Performance Information. . . . . . . . . . . . . . . . . . . . . 18
    Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
    Transfer Agent and Dividend Disbursing Agent . . . . . . . . . . 19
    Legal Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . 19
    Independent Accountant . . . . . . . . . . . . . . . . . . . . . 19
    Registration Statement . . . . . . . . . . . . . . . . . . . . . 19
    FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . 20
    APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1

INTRODUCTION

Schroder U.S. Equity Fund is a diversified, separately managed series of Schroder Capital Funds (Delaware) (the "Trust"), an open-end management investment company currently consisting of five separate series, each of which has a different investment objective and policies.

The Fund's investment objective is to seek growth of capital. There is no assurance that this objective will be achieved. The Fund invests at least 65% of its total assets, and normally expect to invest substantially all its assets, in common stocks, and securities convertible into common stock, of U.S. issuers. The Fund also may invest in warrants or other rights to purchase common stock, and to a lesser extent in non-convertible preferred stock and debt securities.

INVESTMENT POLICIES

The Fund's investment objective and policies authorize it to invest in certain types of securities and to engage in certain investment techniques identified in "Investment Objective" and "Investment Policies" in the Prospectus. The following information supplements the discussion in those sections by providing additional information or elaborating upon the discussion there.

The Fund is a "diversified" portfolio and, as such, at least 75% of its total assets must be represented by cash and cash items, Government securities and securities limited in respect of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the voting securities of such issuer. The classification of the Fund as diversified under the Investment Company Act of 1940 (the "1940 Act") cannot be changed without the majority approval of the Fund's shareholders. As used in this SAI, "majority approval of the Fund's shareholders" means approval of the lesser of: (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

The investment objective of the Fund set forth in the Prospectus is a fundamental policy of the Fund, meaning that it cannot be changed without majority approval of the Fund's shareholders. A non-fundamental policy could be changed by the Trust's Board of Trustees (the "Trust Board") without such prior shareholder approval. Unless otherwise indicated, all of the investment policies of the Fund described below are also fundamental policies.

The Fund generally purchases securities that are believed to have potential for capital appreciation. Securities, however, are disposed of in situations where the Fund's investment adviser believes that such potential is no longer feasible or the risk of decline in market price is too great. Pursuant to this policy, the Fund has invested, and normally will invest, substantially all its assets in common stocks and securities convertible into common stock. The Fund also may invest in other securities with common stock purchase warrants attached or in such warrants or other rights to purchase common stock. The Fund also may invest to a limited degree in non-convertible preferred and debt securities. Such investments might be made at such times as in the opinion of management substantially greater yields could be earned on such securities of investment grade than on U.S. Government securities and bank certificates of deposit. As a non-fundamental policy, the Fund will not invest more than 15% of its total assets in such non-convertible preferred and debt securities.

CONVERTIBLE SECURITIES

The Fund may invest in convertible preferred stocks and convertible debt securities ("convertible securities"). A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, carry less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

TEMPORARY DEFENSIVE AND OPERATING INVESTMENTS

For temporary defensive purposes, the Fund may invest all or any portion of its assets in investment-grade corporate bonds or debentures (meaning for these purposes bonds or debentures rated "A" or better by Standard & Poor's ("S&P") or the equivalent thereof), preferred stock, U.S. Government securities or bank certificates of deposit. (According to S&P, bonds rated "A" have a strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.) The conditions under which the Fund may so invest for temporary defensive purposes will be at times when in the opinion of the investment adviser, the market appears relatively fully priced or uncertain economic conditions indicate the advisability of assuming such a temporary defensive position.

As an operating, non-fundamental policy, the Fund also may invest temporarily in certain short-term fixed-income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions or other Fund obligations. Such securities might include U.S. Government securities, commercial paper, bank certificates of deposit, time deposits and bankers acceptances, and repurchase agreements collateralized by such securities. The Fund will limit its total investment at any time in these securities for this operating purpose to not more than 25% of its total assets.

Certain of the securities in which the Fund may invest for either of the foregoing temporary purposes are more fully described as follows:

U.S. GOVERNMENT SECURITIES

The Fund may invest in securities issued or guaranteed by the U.S. Government (or its agencies, instrumentalities or government-sponsored enterprises) that have remaining maturities not exceeding one year. Agencies, instrumentalities and government-sponsored enterprises that issue or guarantee debt securities have been established or sponsored by the U.S. Government and include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Student Loan Marketing Association. Except for obligations issued by the U.S. Treasury and the Government National Mortgage Association, none of the obligations of the other agencies, instrumentalities or government-sponsored enterprises referred to above are backed by the full faith and credit of the U.S. Government. There can be no assurance that the U.S. Government will provide financial support to these obligations where it is not obligated to do so.

BANK OBLIGATIONS. These securities consist of certificates of deposit and bankers' acceptances issued by U.S. banks having total assets at the time of purchase in excess of $1 billion. Such banks must be members of the Federal Deposit Insurance Corporation. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. The foregoing limitation as to banks in whose obligations the Fund may invest is a non-fundamental policy of the Fund. The Fund also may invest in time deposits issued by a bank in exchange for the deposit of funds. Similar to a certificate of deposit, a time deposit earns a specified rate of interest over a definite time period; however, it cannot be traded in the secondary market.

COMMERCIAL PAPER. These instruments are short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund for temporary purposes consists of direct obligations of domestic issuers that, at the time of investment, are rated "P-1" by Moody's Investor Services ("Moody's") or "A-1" by S&P, or securities, if not rated, are issued by companies having an outstanding debt issue currently rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P.
The rating "P-1" is the highest commercial paper rating assigned by Moody's, and the rating "A-1" is the highest commercial paper rating assigned by S&P. Such limitations with respect to commercial paper constitute a non-fundamental policy of the Fund.

REPURCHASE AGREEMENTS. The Fund may invest in securities subject to repurchase agreements that mature or may be terminated by notice in seven days or less (normally one day) with member banks of the Federal Reserve System or certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers or their affiliates. In a typical repurchase agreement, the seller of a security commits itself at the time of the sale to repurchase such security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on the underlying security. The value of the underlying collateral is monitored by the Fund's investment adviser at all times during the term of the repurchase agreement to insure that the value of the collateral always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may have difficulties in exercising its rights to the underlying collateral and may incur costs and experience time delays in connection with the disposition of such collateral. To evaluate potential risks, the investment adviser reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements. The foregoing policy with respect to repurchase agreements is a non-fundamental policy of the Fund.

ILLIQUID AND RESTRICTED SECURITIES

"Illiquid and Restricted Securities" under "Investment Policies" in the Prospectus sets forth the circumstances in which the Fund may invest in "restricted securities." In connection with the Fund's original purchase of restricted securities, it may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the registration expenses of illiquid restricted securities may also be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund. When registration is required, however, a considerable period may elapse between the decision to sell the securities and the time the Fund would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

LEVERAGE

The Fund is authorized to borrow money from a bank on its promissory note or other evidence of indebtedness. Monies borrowed would be invested and any appreciation thereon, to the extent it exceeded interest paid on the loan, would cause the net assets value of Fund shares to rise faster than it would otherwise. If, however, the investment performance of additional monies failed to cover the Fund's interest charges, the net asset value would decrease faster than would otherwise be the case. This is the speculative feature known as "leverage". Any such borrowing: (i) would not exceed one-third of the value of the Fund's total assets after borrowing; (ii) if at any time it exceeded such one-third limitation, the Fund would within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce its borrowings to the limitation; and (iii) might or might not be secured and, if secured, all or any part of the Fund's assets could be pledged. To comply with such limitations, the Fund might be required to dispose of certain assets when it might be disadvantageous to do so. Any such borrowings would be subject to Federal Reserve Board regulations. The Fund has not borrowed money for investment or any other purpose during the last ten years and, as a non-fundamental policy, does not borrow for investment in the future.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must: (i) on each business day, at least equal the market value of the loaned securities; and (ii) consist of cash, bank letters of credit, U.S. Government securities, other cash equivalents or liquid equity securities in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When lending portfolio securities, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan plus the interest on the collateral securities (less any finders' or administrative fees the Fund pays in arranging the loan). The Fund may share the interest it receives on the collateral securities with the borrower if it realizes at least a minimum amount of interest required by the lending guidelines established by the Trust Board. The Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or SCMI. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust Board.

INVESTMENT RESTRICTIONS

The following investment restrictions are in addition to those described under "The Fund -- Investment Restrictions" in the Prospectus. These restrictions, which are fundamental policies (except as set forth), provide that the Fund:

    1. Will not issue senior securities except that it may borrow money from a bank on its promissory Fund's total assets after the borrowing; (ii) if at any time it exceeded such one-third limitation, the Fund would within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce its borrowings to the limitation; and (iii) might or might not be secured and, if secured, all or any part of the Fund's assets could be pledged. To comply with such limitations, the Fund might be required to dispose of certain assets when it might be disadvantageous to do so. Any such borrowings would be subject to Federal Reserve Board regulations. (As a non-fundamental policy, the Fund does not borrow for investment purposes.)

    2. Will not effect short sales, purchase any security on margin or write or purchase put and call options.

    3. Will not acquire more than 10% of the voting securities of any one issuer.

    4. Will not invest 25% or more of the value of its total assets in any one industry.

    5. Will not engage in the purchase and sale of illiquid interests in real estate, including illiquid interests in real estate investment trusts.

    6. Will not engage in the purchase and sale of commodities or commodity contracts.

    7. Will not invest in companies for the purpose of exercising control or management.

    8. Will not underwrite securities of other issuers, except that the Fund may acquire portfolio securities, not in excess of 10% of the value of its total assets, under circumstances where if sold it might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

    9. Will not make loans to other persons except that it may purchase evidences of indebtedness of a type distributed privately to financial institutions but not in excess of 10% of the value of its total assets.

    10. Will not acquire securities described in 8 and 9 above which in the aggregate exceed 10% of the value of the Fund's total assets.

    11.  Will not invest in other investment companies.

As non-fundamental policies, the Fund: (i) will not invest more than 10% of its total assets in illiquid securities, including securities described in items 8 and 9 above and repurchase agreements maturing more than seven days; and (ii) will not engage in writing, buying or selling of stock index futures, options on stock index futures, financial futures contracts or options thereon.

MANAGEMENT

OFFICERS AND TRUSTEES

The following information relates to the principal occupations during the past five years of each Trustee and executive officer of the Trust and shows the nature of any affiliation with SCMI.

PETER E. GUERNSEY, Oyster Bay, New York - Trustee of the Trust - Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

RALPH E. HANSMANN (Honorary), 40 Wall Street, New York, New York - Honorary Trustee of the Trust - Private investor; Director, First Eagle Fund of America, Inc.; Director, Verde Exploration, Ltd.; Trustee Emeritus, Institute for Advanced Study; Trustee and Treasurer, New York Public Library; Life Trustee, Hamilton College.

JOHN I. HOWELL, Greenwich, Connecticut - Trustee of the Trust - Private Consultant since February 1987; Honorary Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

CLARENCE F. MICHALIS, 44 East 64th Street, New York, New York - Trustee of the Trust - Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

HERMANN C. SCHWAB, 787 Seventh Avenue, New York, New York - Chairman (Honorary) and Trustee of the Trust - retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

MARK J. SMITH (b), 33 Gutter Lane, London, England - President and Trustee of the Trust - First Vice President of SCMI since April 1990; Director and Vice President, Schroder Advisors.

ROBERT G. DAVY, 787 Seventh Avenue, New York, New York - a Vice President of the Trust - Director of SCMI and Schroder Capital Management International Ltd. since 1994; First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of Schroders plc in various positions in the investment research and portfolio management areas since 1986.

MARGARET H. DOUGLAS-HAMILTON (b) (c), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Secretary of SCM since July 1995; Secretary of Schroder Advisors since April 1990; First Vice President and General Counsel of Schroders Incorporated(b) since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

RICHARD R. FOULKES, 787 Seventh Avenue, New York, New York - a Vice President of the Trust; Deputy Chairman of SCMI since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989.

CATHERINE S. WOOLEDGE, Two Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. since November 1996. Prior thereto, associate at Morrison & Foerster, Washington, D.C. from October 1994 to November 1996, associate corporate counsel at Franklin Resources, Inc. from September 1993 to September 1994, and prior thereto associate at Drinker Biddle & Reath, Philadelphia, PA.

BARBARA GOTTLIEB (c), 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Assistant Vice President of SWIS since July 1995 prior thereto held various positions with SWIS affiliates.

ROBERT JACKOWITZ (b) (c), 787 Seventh Avenue, New York, New York - Treasurer of the Trust - Vice President of SCM since September 1995; Treasurer of SCM and Schroder Advisors since July 1995; Vice President of SCMI since June 1995; and Assistant Treasurer of Schroders Incorporated since January 1993.

JOHN Y. KEFFER, Two Portland Square, Portland, Maine - Vice President of the Trust. President of FFC, the Fund's transfer and dividend disbursing agent and fund accountant and other affiliated entities including Forum Financial Services, Inc. and Forum Advisors, Inc.

JANE P. LUCAS (c), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Director and Senior Vice President SCMI; Director of SCM since September 1995; Assistant Director Schroder Investment Management Ltd. since June 1991.

GERARDO MACHADO, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Associate, SCMI.

CATHERINE A. MAZZA, 787 Seventh Avenue, New York, New York - Vice President of the Trust - President of Schroder Advisors since 1997; First Vice President of SCMI and SCM since 1996; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

THOMAS G. SHEEHAN, Two Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

FARIBA TALEBI, 787 Seventh Avenue, New York, New York - Vice President of the Trust - First Vice President of SCMI since April 1993, employed in various positions in the investment research and portfolio management areas since 1987.

JOHN A. TROIANO (b), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Managing Director and Senior Vice President of SCMI since October 1995; Director of Schroder Advisors since October 1992; Director of SCMI since 1991; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1981.

IRA L. UNSCHULD, 787 Seventh Avenue, New York, New York - Vice President of the Trust - Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993; prior to July, 1990, employed by various financial institutions as a securities or financial analyst.

ALEXANDRA POE, 787 Seventh Avenue, New York, New York - Secretary and Vice President of the Trust - Vice President of SCMI since August 1996; Fund Counsel and Senior Vice President of Schroder Advisors since August 1996; prior thereto an investment management attorney with Gordon Altman Butowsky Weitzen Shalov & Wein since July 1994; prior thereto counsel and Vice President of Citibank, N.A. since 1989.

MARY KUNKEMUELLER, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust.

(a) Interested Trustee of the Trust within the meaning of the 1940 Act.
(b) Schroder Advisors is a wholly owned subsidiary of SCMI, which is a wholly owned subsidiary of Schroders Incorporated, which in turn is an indirect, wholly owned U.S. subsidiary of Schroders plc.
(c) Schroder Capital Management, Inc. ("SCM") is a wholly owned subsidiary of Schroder Wertheim Holdings Incorporated which is a wholly owned subsidiary of Schroders, Incorporated, which in turn is an indirect wholly owned U.S. subsidiary of Schroders plc.

Officers and Trustees who are interested persons of the Trust receive no salary, fees or compensation from the Fund. Independent Trustees of the Trust receive an annual fee of $1,000 and a fee of $250 for each meeting of the Trust Board attended by them except in the case of Mr. Schwab, who receives an annual fee of $1,500 and a fee of $500 for each meeting attended. The Fund has no bonus, profit sharing, pension or retirement plans.

The following table provides the fees paid to each Trustee of the Trust for the fiscal year ended October 31, 1996.


Name of Trustee          Aggregate     Pension or      Estimated          Total
                      Compensation     Retirement         Annual   Compensation
                        From Trust       Benefits  Benefits Upon From Trust And
                                          Accrued     Retirement   Fund Complex
                                          As Part                       Paid To
                                         of Trust                      Trustees
                                         Expenses
--------------------------------------------------------------------------------

Mr. Guernsey                $1,750             $0             $0         $1,750
Mr. Hansmann                 1,375              0              0          1,375
Mr. Howell                   1,750              0              0          1,750
Mr. Michalis                 1,750              0              0          1,750
Mr. Schwab                   3,000              0              0          3,000
Mr. Smith                        0              0              0              0

As of February 15, 1997, the officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

While the Trust is a Delaware business trust, certain of its Trustees or officers are residents of the United Kingdom, and substantially all of their assets may be located outside of the U.S. As a result it may be difficult for U.S. investors to effect service upon such persons within the U.S. or to realize U.S. civil judgments against them. Civil remedies and criminal penalties under U.S. federal securities laws may be unenforceable in the United Kingdom. Extradition treaties now in effect between the U.S. and the United Kingdom might not subject such persons to effective enforcement of the criminal penalties of such acts.

INVESTMENT ADVISER

SCMI, 787 Seventh Avenue, New York, New York 10019, serves as investment adviser to the Fund under an Investment Advisory Agreement between the Trust and SCMI. SCMI is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world wide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services, with funds under management currently in excess of $150 billion as of December 31, 1996.

Under the Investment Advisory Agreement, SCMI manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises and administers its investments. In this regard, it is the responsibility of SCMI to make decisions relating to the Fund's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected by it in its discretion. SCMI also furnishes to the Trust Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

Under the terms of the Investment Advisory Agreement, SCMI is required to manage the Fund's investment portfolio in accordance with applicable laws and regulations. In making its investment decisions, SCMI does not use material inside information that may be in its possession or in the possession of its affiliates.

The Investment Advisory Agreement continues in effect provided such continuance is approved annually: (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust Board; and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund on 60 days' written notice to the investment adviser, or by the investment adviser on 60 days' written notice to the Trust, and it terminates automatically if assigned. The Investment Advisory Agreement also provides that, with respect to the Fund, neither SCMI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of any obligations and duties under the Investment Advisory Agreement.

Under the terms of the Investment Advisory Agreement, SCMI is entitled to receive a fee for its services, computed daily and payable monthly, at the annual rate of 0.75% of the first $100 million of the Fund's average daily net assets and 0.50% of the Fund's average daily net assets in excess of $100 million. It is the Trust's understanding that although other mutual funds pay investment advisory fees at annual rates of 0.75% or more of their average net assets (or a portion thereof), the majority of other mutual funds, regardless of size, pay advisory fees at rates lower than 0.75% of any portion of their average net assets. For the fiscal years ended October 31, 1994, 1995 and 1996, SCMI was paid advisory fees by the Fund an aggregate of $144,539, $140,988 and $135,128 (after waivers of $4,355), respectively.


SUBADMINISTRATOR

On behalf of the Fund, the Trust has entered into a Subadministration Agreement with Forum. Under the Subadministration Agreement, Forum provides certain management and administrative services necessary for the Fund's operations, other than the investment management and administrative services provided to the Fund by SCMI pursuant to the Investment Advisory Agreement, including among other things: (i) preparation of shareholder reports and communications; (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission and state securities commissions; and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. The Subadministration Agreement is terminable with respect to the Fund without penalty, at any time, by the Trust Board upon 60 days' written notice to Forum or by Forum upon 60 days' written notice to the Fund.

Under the Subadministration Agreement, Forum is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.10% of the Fund's average daily net assets. The Trust, SCMI and Schroder Advisors formerly had entered into a Sub-Administration Agreement with Forum Financial Services, Inc. ("FFSI") that had substantially similar terms and provisions in all material respects to the current Subadministration Agreement except as to the circumstances under which the fees were paid. Specifically, payment for FFSI's services was made by SCMI and was not a separate expense of the Fund. For the fiscal year ended October 31, 1996, Forum was paid $18,598 for subadministration services.

DISTRIBUTION OF FUND SHARES

Schroder Advisors, 787 Seventh Avenue, New York, New York 10019, serves as Distributor of the Fund shares pursuant a Distribution Agreement. Schroder Advisors is a wholly owned subsidiary of Schroders Incorporated, the parent company of SCMI, and is a registered broker-dealer organized to act as administrator and/or distributor of mutual funds.

Under the Distribution Agreement, Schroder Advisors has agreed to use its best efforts to secure purchases of Fund shares in jurisdictions in which such shares may be legally offered for sale. Schroder Advisors is not obligated to sell any specific amount of Fund shares. Further, Schroder Advisors has agreed in the Distribution Agreement to serve without compensation and to pay from its own resources all costs and expenses incident to the sale and distribution of Fund shares including expenses of printing and distribution to prospective investors of prospectuses and other sales materials and advertising expenses, and the salaries and expenses of its employees or agents in connection with the distribution of Fund shares.


Under a Distribution Plan (the "Plan") adopted by the Fund with respect to Advisor Shares only, the Trust may pay directly or may reimburse the investment adviser or a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") (the investment adviser or such registered broker-dealer, if so designated, being a "distributor" of the Fund's shares) monthly (subject to a limit of 0.50% per annum of the Fund's average daily net assets) for: (i) advertising expenses including advertising by radio, television, newspapers, magazines, brochures, sales literature or direct mail;
(ii) costs of printing prospectuses and other materials to be given or sent to prospective investors; (iii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel, and related expenses in connection with the distribution of Fund shares; and (iv) payments to broker-dealers (other than the Distributor) or other organizations for services rendered in the distribution of the Fund's shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or organization has a distributing relationship. . The maximum annual amount currently payable under the Plan is 0.25%, but no payments may be made under the Plan until the Trust Board so authorizes. Any payment made pursuant to the Plan is contingent upon the Trust Board's approval. The Fund is not liable for distribution expenditures of the Distributor in any given year in excess of the maximum amount (0.50%) per annum of the Fund's average daily net assets) payable under the Plan in that year. Salary expenses of sales staff responsible for marketing shares of the Fund may be allocated among various series of the Trust that have adopted a Plan similar to that of the Fund on the basis of average net assets; travel expenses are allocated among the series of the Trust. The Trust Board has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

Without shareholder approval, the Plan may not be amended to increase materially the costs that the Fund may bear. Other material amendments to the Plan must be approved by the Trust Board, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Trust Board and by the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the shares of the Fund.

SERVICE ORGANIZATIONS

The Fund may also contract with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services to the Fund. The Fund may pay fees (which vary depending upon the services provided) to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization had a servicing relationship. Services provided by Service Organizations may include: (i) providing personnel and facilities necessary to establish and maintain certain shareholder accounts and records; (ii) assisting in processing purchase and redemption transactions;
(iii) arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; (iv) verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designated accounts; (v) providing periodic statements of a client's account balances and, to the extent practicable, integrating such information with other client transactions; (vi) furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; (vii) transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Fund to clients; and (viii) such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither SCMI nor Schroder Advisors will be a Service Organization or receive fees for servicing. The Fund has no intention of making any such payments to Service Organizations with respect to accounts of institutional investors and, in any event, will make no such payments until the Trust Board specifically so authorizes.

Some Service Organizations could impose additional or different conditions on their clients, such as requiring them to invest more than the minimum investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Fund. Each Service Organization would agree to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations would be urged to consult them regarding any such fees or conditions.

The Glass-Steagall Act and other applicable laws provide that banks may not engage in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent bank service organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Fund might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

PORTFOLIO ACCOUNTING

FFC, an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. The Accounting Agreement is terminable with respect to the Fund without penalty, at any time by the Trust Board upon 60 days' written notice to FFC or by FFC upon 60 days' written notice to the Trust.

Under its agreement, FFC prepares and maintains books and records of the Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of the Fund, calculates dividends and capital-gain distributions, and prepares periodic reports to shareholders and the Securities and Exchange Commission. For its services, FFC is entitled to receive from the Trust a fee of $36,000 per year plus $12,000 per year for each class of the Fund above one. FFC is entitled to an additional $24,000 per year with respect to global and international funds. In addition, FFC is paid an additional $12,000 per year with respect to tax-free money market funds and funds with more than 25% of their total assets invested in asset-backed securities, funds that have more than 100 security positions, or funds that have a monthly portfolio turnover rate of 10% or greater.

FFC is required to use its best judgment and efforts in rendering fund accounting services and is not liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FFC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control. The Trust has agreed to indemnify and hold harmless FFC and, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses arising out of or in any way related to FFC's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FFC by an officer of the Trust duly authorized. This indemnification does not apply to FFC's actions taken or failures to act in cases of FFC's own bad faith, willful misconduct or gross negligence.

For the fiscal years ended October 31, 1994, 1995 and 1996, the Fund paid fund accounting fees of $31,596, $38,000 and $36,000, respectively.

FEES AND EXPENSES

The Fund bears all costs of its operations other than expenses specifically assumed by Schroder Advisors or SCMI. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums, custodian and transfer agent fees and expenses; brokerage fees and expenses; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on portfolio securities and pricing of the Fund's shares; a portion of the expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Trust expenses directly attributed to the Fund are charged to the Fund; other expenses are allocated proportionately among all the series of the Trust in relation to the net assets of each series.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS

Investment decisions for the Fund and for the other investment advisory clients of SCMI are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved, and a particular security may be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which in SCMI's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

Decisions with respect to allocation of portfolio brokerage are made by the Trust's President, a Vice President or Treasurer.

The Investment Advisory Agreement authorizes and directs SCMI to place orders for the purchase and sale of the Fund's investments with brokers and dealers it selects and to seek "best execution" of such portfolio transactions. SCMI places all such orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, SCMI uses its best efforts to obtain for the Fund the most favorable price and execution available. The Fund may, however, pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, SCMI considers all factors it may deem relevant (including price, transaction size, the nature of the market for the security, the commission amount, the timing of the transaction (taking into account market prices and trends), the reputation, experience and financial stability of the broker-dealers involved, and the quality of service rendered by the broker-dealers in other transactions.

It is the Fund's policy, consistent with the best execution, to secure the highest possible price on sales and the lowest possible price on purchases of securities. Transactions on U.S. stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those circumstances where in the opinion of the Trust's officers better prices and executions are available elsewhere. Portfolio transactions are frequently placed with broker-dealers who provide SCMI with research and statistical assistance. The assistance may include advice as to the advisability of investing in securities, security analysis and reports, economic studies, industry studies, receipt of quotations for portfolio valuations and similar services.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, SCMI may receive research services from broker-dealers with which SCMI places the Fund's portfolio transactions. These services, which in some cases may also be purchased for each, include such items as general economic and security market review, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to SCMI in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund is not reduced because SCMI and its affiliates receive such services.

As permitted by Section 28(e) of the 1934 Act, SCMI may cause the Fund to pay a broker-dealer that provides SCMI with "brokerage and research services" (as defined in the Act) an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. In addition, SCMI may allocate brokerage transactions to broker-dealers who have entered into arrangements under which the broker-dealer allocates a portion of the commission paid by the Fund toward payment of Fund expenses, such as custodian fees.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, SCMI may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Subject to the general policies of the Fund regarding allocation of portfolio brokerage as set forth above, the Trust Board has authorized the Fund to employ Schroder Wertheim & Company, Incorporated ("Schroder Wertheim"), an affiliate of SCMI, to effect securities transactions of the Fund, on the New York Stock Exchange only, provided certain other conditions are satisfied as described below.

Payment of brokerage commissions to Schroder Wertheim for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on a national securities exchange paid by a registered investment company to a broker which is an affiliated person of such investment company or an affiliated person of another person so affiliated not exceed the usual and customary broker's commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Wertheim will in the judgment of the officers of the Trust responsible for making portfolio decisions and selecting brokers, be: (i) at least as favorable as commissions contemporaneously charged by Schroder Wertheim on comparable transactions for its most favored unaffiliated customers; and (ii) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Trust Board, including a majority of the non-interested Trustees, has adopted procedures pursuant to Rule 17e-1 promulgated by the Securities and Exchange Commission under Section 17(e) to ensure that commissions paid to Schroder Wertheim by the Fund satisfy the foregoing standards. The Trust Board will review all transactions at least quarterly for compliance with these procedures.

The Fund has no understanding or arrangement to direct any specific portion of its brokerage to Schroder Wertheim and will not direct brokerage to Schroder Wertheim in recognition of research services.

It is further a policy of the Fund that all such transactions effected for the Fund by Schroder Wertheim on the New York Stock Exchange be in accordance be in accordance with Rule 11a2-2(T) promulgated under the 1934 Act, which requires in substance that a member of such exchange not associated with Schroder Wertheim actually execute the transaction on the exchange floor or through the exchange facilities. Thus, while Schroder Wertheim will bear responsibility for determining important elements of execution such as timing and order size, another firm will actually execute the transaction.

Schroder Wertheim pays a portion of the brokerage commissions it receives from the Fund to the brokers executing the Fund transactions on the New York Stock Exchange. In accordance with Rule 11a2-2(T), the Trust Board has entered into an agreement with Schroder Wertheim permitting it to retain a portion of the brokerage commissions paid to it by the Fund. This agreement has been approved by the Trust Board, including a majority of the non-interested Trustees.

During the fiscal years ended October 31, 1994, 1995 and 1996 the total brokerage commissions paid by the Fund on portfolio transactions were $23,579, $31,381 and $31,868 respectively. These amounts do not include any spreads or concessions on principal transactions on a net trade basis. Substantially all of such commissions were paid to firms which provided SCMI with research and statistical assistance. No commissions were paid to Schroder Wertheim during any of the fiscal years ended October 31, 1994, 1995 and 1996.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

The net asset value per share of the Fund is calculated as of 4:00 p.m. (Eastern time), Monday through Friday, on each day that the New York Stock Exchange is open for trading (which excludes the following national business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

Portfolio securities listed on the New York Stock Exchange are valued on the basis of the last sale on that date on the basis of information obtained from authoritative sources at the end of the business day. Lacking any sales, they are valued at the average of the closing bid and asked prices. Securities not listed on such exchange are valued by the use of quotations on any other national stock exchange on which the securities are listed, or if unlisted, published quotations in common use and/or quotations from a market maker or makers in the security, in each case on the basis of information obtained from authoritative sources, or if securities for which no quotations are available, including restricted securities, by such other method as the Trust Board, in good faith, shall deem to reflect their fair value. If securities are listed on more than one national stock exchange (other than the New York Stock Exchange), they are valued on the basis of quotations on the national stock exchange in which the primary market for the securities exists.

REDEMPTION IN-KIND

In the event that payment for redeemed shares is made wholly or partly in portfolio securities, shareholders may incur brokerage costs in converting the securities to cash. An in-kind distribution of portfolio securities is generally less liquid than cash. The shareholder may have difficulty finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in-kind of portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the investment portfolio of the Fund.

TAXATION

Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund and each other series established from time to time by the Trust Board is treated as a separate taxpayer for federal income tax purposes with the result that: (i) each such series must meet separately the income and distribution requirements for qualification as a regulated investment company; and (ii) the amounts of investment income and capital gain earned will be determined on a series-by-series (rather than on a Trust-wide) basis.

The Fund qualified for its last fiscal year as a regulated investment company under Subchapter M of the Code and intends to so qualify each year so long as such qualification is in the best interests of its shareholders. To do so, the Fund intends to distribute to shareholders at least 90% of its "investment company taxable income" as defined in the Code (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss), and to meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to federal income tax on its investment company taxable income and "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% nondeductible excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of: (i) at least 98% of its ordinary income (excluding any capital gain or loss) for the calendar year; (ii) at least 98% of the excess of its capital gain over capital loss realized during the one-year period ending October 31 of such year; and (iii) all such ordinary income and capital gain for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions of investment company taxable income (including net realized short-term capital gain) are taxable to shareholders as ordinary income. Generally, dividends of investment income (but not capital gain) from the Fund will qualify for the federal 70% dividends-received deduction for corporate shareholders to the extent such dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held by said shareholders for more than 45 days. If securities held by the Fund are considered to be "debt-financed" (generally, acquired with borrowed funds), are held by the Fund for less than 46 days (91 days in the case of certain preferred stock), or are subject to certain forms of hedges or short sales, the portion of the dividends paid by the Fund that corresponds to the dividends paid with respect to such securities will not be eligible for the corporate dividends-received deduction.

Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time Fund shares have been held by a shareholder and are not eligible for the dividends-received deduction. A loss realized by a shareholder on the sale of shares of the Fund with respect to which capital-gain distributions have been paid will, to the extent of such capital-gain distributions, be treated as long-term capital loss (even though such shares may have been held by the shareholder for one year or less). Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

Distributions by the Fund reduce the net asset value of the Fund's shares. If a distribution reduces the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution, which will be returned to the investor in the form of a taxable distribution.

Upon redemption or sale of his shares, a shareholder will realize a taxable gain or loss, which will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares.

Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens is subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

The Trust is required to report to the Internal Revenue Service (the "IRS") all distributions as well as gross proceeds from the redemption of the Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds generally will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if:
(i) the shareholder fails to furnish the Trust with and to certify the shareholder's correct taxpayer identification number or social security number;
(ii) the IRS notifies the Trust that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (iii) when required to do so, the shareholder fails to certify that it is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower rate under a tax treaty).

OTHER INFORMATION

ORGANIZATION

The Trust was originally organized as a Maryland corporation on July 30, 1969. On February 29, 1988, the Trust was recapitalized to enable the Trust Board to establish a series of separately managed investment portfolios, each having a different investment objective and policies. At the time of the recapitalization, the Trust's name was changed from "The Cheapside Dollar Fund Limited" to "Schroder Capital Funds, Inc." On January 9, 1996, the Trust was reorganized as a Delaware business trust. At that time, the Trust's name was changed to its present name. The Trust is registered as an open-end management investment company under the 1940 Act.

Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series.
The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the series is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

CAPITALIZATION AND VOTING

The Trust has authorized an unlimited number of authorized shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series (such as the Fund) and may divide series into classes of shares, and the costs of doing so is borne by the Trust. The Trust currently consists of five separate series, each of which has separate investment objectives and policies, and two classes, Investor Shares and Advisor Shares, in each series.

The shares of the Fund are fully paid and nonassessable and have no preferences as to conversion, exchange, dividends, retirement or other features. Shares have no preemptive rights and have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Each shareholder of record is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Shares of each series vote separately to approve investment advisory agreements or changes in investment objectives and other fundamental policies affecting the series to which they pertain, but all series vote together in the election of Trustees and ratification of the selection of independent accountants. Shareholders of any particular series or class would not be entitled to vote on any matters as to which such series or class were not affected.

The Trust will not hold annual meetings of shareholders. The matters considered at an annual meeting typically include the reelection of Trustees, approval of an investment advisory agreement, and the ratification of the selection of independent accountants. These matters will not be submitted to shareholders unless a meeting of shareholders is held for some other reason, such as those indicated below. Each of the Trustees will serve until death, resignation or removal. Vacancies will be filled by the remaining Trustees, subject to the provisions of the 1940 Act requiring a meeting of shareholders for election of Trustees to fill vacancies when less than a majority of Trustees then in office have been elected by shareholders. Similarly, the selection of independent accountants and renewal of investment advisory agreements for future years will be performed annually by the Trust Board. Future shareholder meetings will be held to elect Trustees if required by the 1940 Act, to obtain shareholder approval of changes in fundamental investment policies, to obtain shareholder approval of material changes in investment advisory agreements, to select new independent accountants if the employment of the Trust's independent accountants has been terminated, and to seek any other shareholder approval required under the 1940 Act. The Trust Board has the power to call a meeting of shareholders at any time when it believes it is necessary or appropriate. In addition, Trust Instrument provides that a special meeting of shareholders may be called at any time for any purpose by the holders of at least 10% of the outstanding shares entitled to be voted at such meeting.

In addition to the foregoing rights, the Trust Instrument provides that holders of at least two-thirds of the outstanding shares of the Trust may remove any person serving as a Trustee either by declaration in writing or at a meeting called for such purpose. Further, the Trust Board is required to call a shareholders meeting for the purpose of considering the removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In addition, the Trust Board is required to provide certain assistance if requested in writing to do so by ten or more shareholders of record (who have been such for at least six months), holding in the aggregate the lesser of: (i) shares of the Trust having a total net asset value of at least $25,000; or (ii) 1% of the outstanding shares of the Trust, for the purpose of enabling such holders to communicate with other shareholders of the Trust with a view to obtaining the requisite signatures to request a special meeting to consider such removal.

PRINCIPAL SHAREHOLDERS

As of March 31, 1997, the following persons owned of record or beneficially 5% or more of the Fund's shares:

SHAREHOLDER                                SHARE BALANCE     PERCENT OF FUND

Gracechurch Co.                             191,211.439           11.34%
75 Wall Street
New York, NY 10265

Schroder Nominees Limited                   111,490.262            6.61%
120 Cheapside
London EC2V 6DS England

Wendel & Co.                                110,983.024            6.58%
c/o The Bank of New York
Wall Street Station
New York, NY 10268

Fox & Co.                                   100,988.750            5.99%
P.O. Box 976
New York, NY 10268

PERFORMANCE INFORMATION

Quotations of average annual total return and cumulative total return data of a class of the Fund will be in advertisements, sales literature, or reports to shareholders or prospective investors.

Average annual total returns are expressed in terms of the average annual compounded rate of return of a hypothetical investment in a class of shares of the Fund, and cumulative returns reflect the aggregate amount, over periods of 1 month, 3 months, 1, 3, 5, and 10 years and since inception, each calculated as shown below.

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)
                                                                         1 - n
    SEC Formula:        T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

           where:       T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at
                              the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge

    Average Annual Total Return (assuming as deduction of sales/purchase/ redemption charges)

--------------------------------------------------------------------------------------------------------------------
           CAL YR       1 MTH       3 MTH       6 MTH       1 YR         3 YR        5 YR       10 YR       INCEPT
--------------------------------------------------------------------------------------------------------------------
P($)        1000        1000        1000        1000        1000         1000        1000        1000        1000
N(YR)       10/12        1/12        1/4         1/2          1            3           5          10          26
ERV        1127.00     1001.00     1130.30     1056.30     1194.50      1125.00     1937.40     2268.10     13202.9
S             0           0           0           0           0            0           0           0           0
R             0           0           0           0           0            0           0           0           0
T(%)        15.24        1.26       46.74       11.54       19.45        11.25       14.13       12.56       10.74
--------------------------------------------------------------------------------------------------------------------


2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)
                                      n
           Formula:     C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

             where:     C = cumulative total return of the investment over the
                            specified period
                        T = average annual total return (see above)
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at
                              the end of the period

    CUMULATIVE TOTAL RETURN (assuming as deduction of sales/purchase/redemption charges)


--------------------------------------------------------------------------------------------------------------------
           CAL YR       1 MTH       3 MTH       6 MTH        1 YR        3 YR        5 YR       10 YR      INCEPT
--------------------------------------------------------------------------------------------------------------------
P($)        1000         1000        1000        1000        1000        1000        1000        1000        1000
N(YR)        5/6         1/12         1/4         1/2          1           3           5          10          26
ERV        1127.00     1001.00      1100.30     1056.30    1194.50      1372.20     1937.40     2268.10    13202.9
S             0           0            0           0           0           0           0           0           0
R             0           0            0           0           0           0           0           0           0
C(%)        12.70        0.10        10.03        5.63       19.45       37.72       93.74      226.81     1320.29
--------------------------------------------------------------------------------------------------------------------

Quotations of total return reflect only the performance of a hypothetical investment in a class of shares of the Fund during the particular time period shown and under the assumptions described. Total returns will vary based on changes in market conditions and the level of the Fund's, and any class-specific, expenses. Accordingly, no reported performance figure should be considered an indication of future performance.

In connection with communicating performance data to current or prospective investors, these figures may be compared with the performance of other mutual funds tracked by mutual fund rating services or to various unmanaged indices that may assume reinvestment of dividends but generally do not have administrative and management costs.

CUSTODIAN

All securities and cash of the Fund are held by The Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

FFC, Portland, Maine, acts as the Fund's transfer agent and dividend disbursing agent.

LEGAL COUNSEL

Jacobs Persinger & Parker, 77 Water Street, New York, New York 10005, counsel to the Fund, passes upon certain legal matters in connection with the shares offered by the Fund.

INDEPENDENT ACCOUNTANT

Coopers & Lybrand L.L.P. serves as independent accountants for the Fund. Coopers & Lybrand L.L.P. provides audit services and consultation in connection with review of U.S. Securities and Exchange Commission filings. Their address is One Post Office Square, Boston, Massachusetts 02109.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The audited Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Investments, notes thereto, and Financial Highlights of the Fund for the fiscal year ended October 31, 1996 and the Report of Independent Accountants thereon (included in the Annual Report to shareholders), which are delivered along with this SAI, are incorporated herein by reference.

                                        APPENDIX


                        RATINGS OF CORPORATE DEBT INSTRUMENTS


                              MOODY'S INVESTORS SERVICE


                            FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                               COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to municipal commercial paper as well as taxable commercial paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.


                                  STANDARD & POOR'S

                            FIXED-INCOME SECURITY RATINGS

A S&P fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

                               COMMERCIAL PAPER RATINGS


S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                        PART C
                                  OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS

Included in the Prospectus:

    Financial Highlights (Schroder U.S. Equity Fund -- Investor Shares).

Incorporated by reference in the Statement of Additional Information for the Schroder U.S. Equity Fund:

    For the fiscal year ended October 31, 1996 - Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets; Statement of Investments, Notes to Financial Statements, Report of Independent Accountants (for all Funds, filed with the Securities and Exchange Commission on January 6, 1997 as part of Registrant's Annual Report for such Fund pursuant to Rule 30b-1 under the Investment Company Act of 1940, as amended, and incorporated herein by reference)

(b) EXHIBITS:

(1) Trust Instrument of Schroder Capital Funds (Delaware) (the "Trust") (filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).

(2)  BYLAWS dated September 8, 1995, filed herewith.

(3) None.

(4) (a) Sections 2.04 and 2.06 of Registrant's Trust Instrument provide as follows:

SECTION 2.04 TRANSFER OF SHARES. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer and such evidence of the genuineness of such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

SECTION 2.06 ESTABLISHMENT OF SERIES. The Trust created hereby shall consist of one or more Series and separate and distinct records shall be maintained by the Trust for each Series and the assets associated with any such Series shall be held and accounted for separately from the assets of the Trust or any other Series. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series of the Trust, to establish and designate and to change in any manner any such Series of Shares or any classes of initial or additional Series and to fix such preferences, voting powers, rights and privileges of such Series or classes thereof as the Trustees may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series shall be effective upon the adoption of a resolution by a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series. A Series may issue any number of Shares and need not issue shares. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof.

All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series, or classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust, and each class thereof, except as the context otherwise requires.

Each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of all distributions made with respect to such Series. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust."

(5) Investment Advisory Contract between the Trust and Schroder Capital Management International Inc. dated January 9, 1996 filed herewith.

(6) Distribution Agreement between the Trust and Schroder Fund Advisors Inc. dated January 9, 1996 filed herewith.

(7)  None.

(8) Global Custody Agreement between the Trust and The Chase Manhattan Bank, N.A. dated January 9, 1996, as amended May 3, 1996 filed herewith.

(9)(a) Form of Administration Agreement between the Trust and Schroder Fund Advisors Inc. dated (filed as Exhibit (9)(a) to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).

(9)(b) Subadministration Agreement between the Trust and Forum Administrative Services, Limited Liability Company dated February 1, 1997 filed herewith.

(9)(c) Transfer Agency Agreement between the Trust and Forum Financial Corp. dated January 9, 1996 (filed as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).

(9)(d) Fund Accounting Agreement between the Trust and Forum Financial Corp. dated January 9, 1996 filed herewith.

(10) Opinion of Jacobs Persinger & Parker as to legality of shares to be issued by the Trust (filed as Exhibit 10(d) to Registrant's Post - Effective Amendment No. 46 and incorporated herein by reference).

(11)  Consent of Coopers & Lybrand L.L.P. (filed herewith).

(15)(a)  Form of Master Distribution Plan adopted by Registrant (filed as
Exhibit 15(a) to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).

(15)(b) Form of Distribution Plan Supplement (filed as Exhibit 15(b) to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).

(16) Schedule of Sample Performance Calculations -- Schroder U.S. Equity Fund, filed herewith.

Other Exhibits:

Copies of Powers of Attorney pursuant to which Trustees have signed this Post-Effective Amendment (filed as Other Exhibits to Post-Effective Amendment No. 45 and incorporated herein by reference).

Copy of Power of Attorney pursuant to which Mr. Jackowitz has signed this Post-Effective Amendment (filed as an Other Exhibit to Post-Effective Amendment No. 45 and incorporated herein by reference).

Copy of Power of Attorney pursuant to which Mr. Smith has signed this Post-Effective Amendment filed herewith.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

     Title of Class                                   Number of Record
                                                      Holders as of
                                                      March 31, 1997
     --------------                                   ----------------
Schroder U.S. Equity Fund                                   603

Schroder International Fund                                 986

Schroder U.S. Smaller Companies Fund                  182

Schroder Emerging Markets Fund                        31
Institutional Portfolio

Schroder International Smaller Companies Fund         3

Schroder Latin America Fund                                   1

Schroder Global Asset Allocation Fund                 N/A

ITEM 27.  INDEMNIFICATION.

In accordance with Section 3803 of the Delaware Business Trust Act, SECTION 5.2 of the Registrant's Trust Instrument provides as follows:

"5.2. Indemnification.

"(a)  Subject to the exceptions and limitations contained in Section (b) below:

"(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

"(ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

"(b)  No indemnification shall be provided hereunder to a Covered Person:

"(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

"(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,

"(A) By the court or other body approving the settlement;

"(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

"(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

"(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

"(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

"(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions:
(i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

"(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The following are the directors and principal officers of SCMI, including their business connections of a substantial nature. The address of each company listed, unless otherwise noted, is 33 Gutter Lane, London EC2V 8AS, United Kingdom. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of SCMI which provides investment management services international clients located principally in the United States.

     David M. Salisbury. Chief Executive Officer, Director and Chairman of Schroder Capital; Joint Chief Executive and Director of Schroder.

     Richard R. Foulkes. Senior Vice President and Managing Director of Schroder Capital.

     John A. Troiano. Managing Director and Senior Vice President. Mr. Troiano is also a Director of Schroder Ltd.

     David Gibson. Senior Vice President and Director of Schroder Capital. Director of Schroder Wertheim Investment Services Inc.

     John S. Ager. Senior Vice President and Director of Schroder Capital.

     Sharon L. Haugh. Senior Vice President and Director of Schroder Capital, Director and Chairman of Schroder Advisors Inc.

     Gavin D.L. Ralston. Senior Vice President and Director of Schroder
     Capital.

     Mark J. Smith. Senior Vice President and Director of Schroder Capital.

     Robert G. Davy. Senior Vice President. Mr. Davy is also a Director of Schroder Ltd. and an officer of open end investment companies for which SCMI and/or its affiliates provide investment services.

     Jane P. Lucas. Senior Vice President and Director of Schroder Capital; Director of Schroder Advisors Inc.; Director of Schroder Wertheim Investment Services, Inc.

     C. John Govett. Director of Schroder Capital; Group Managing Director of Schroder Investment Management Ltd. And Director of Schroders plc.

     Phillipa J. Gould. Senior Vice President and Director of Schroder
     Capital.

     Louise Croset. First Vice President and Director of Schroder Capital.

     Abdallah Nauphal, Group Vice President and Director.

ITEM 29. PRINCIPAL UNDERWRITERS.

(A) Schroder Fund Advisors Inc., the Registrant's principal underwriter, also serves as principal underwriter for WSIS Series Trust.

(B) Following is information with respect to each officer and director of Schroder Fund Advisors Inc., the Distributor of the shares of Schroder International Fund, Schroder U.S. Equity Fund, Schroder U.S. Smaller Companies Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Smaller Companies Fund, Schroder International Bond Fund and Schroder Latin America Fund (each a series of the Registrant):

Catherine A. Mazza, President

Mark J. Smith, Director and Vice President.

John A. Troiano, Director and Vice President

Sharon L. Haugh, Director

Robert Jackowitz, Treasurer

Margaret H. Douglas-Hamilton, Secretary

* Address for each is 787 Seventh Avenue, New York, New York 10019 except for John A. Troiano and Mark J. Smith each of whose address is 33 Gutter Lane, London, England.

(C)  Inapplicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books and other documents required to be maintained by Registrant with respect to Schroder Cash Reserves Fund pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Schroder Capital Management International Inc. and Schroder Fund Advisors Inc., 787 Seventh Avenue, New York, New York 10019, except that certain items will be maintained at the following locations:

(a) Forum Financial Corp., Two Portland Square, Portland, Maine 04101 (shareholder records).

(B) Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 (corporate minute book).

ITEM 31. MANAGEMENT SERVICES.

Inapplicable.

ITEM 32. UNDERTAKINGS.

(i) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the latter of the effective date of Registrant's Securities Act of 1933 Registration Statement relating to the prospectuses offering those shares or the commencement of public shares of the respective shares; and,

(ii) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof to which the prospectus relates upon request and without charge.

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this post-effective amendment to the Registration Statement meets all of the requirements for effectiveness under paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York on the 17th day of April, 1997.

                                  SCHRODER CAPITAL FUNDS (DELAWARE)




                                  By:/s/  Catherine A. Mazza
                                     -----------------------
                                  Catherine A. Mazza
                                  Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement amendment has been signed below by the following persons on the 17th day of April, 1997.

         SIGNATURES                                        TITLE



(a)      Principal Executive Officer

         MARK J. SMITH                                     President

         By:  /s/ Thomas G. Sheehan
              ------------------------------
         Thomas G. Sheehan, Attorney-in-Fact


(b)      Principal Financial and
           Accounting Officer

         ROBERT JACKOWITZ*                                 Treasurer

         *By:  /s/ Thomas G. Sheehan
               -----------------------------
         Thomas G. Sheehan, Attorney-in-Fact

(c)      Majority of the Trustees

         PETER E. GUERNSEY*                                Trustee
         JOHN I. HOWELL*                                   Trustee
         HERMANN C. SCHWAB*                                Trustee
         CLARENCE F. MICHALIS*                             Trustee

         *By:  /s/ Thomas G. Sheeehan
               -----------------------------
         Thomas G. Sheehan, Attorney-in-Fact

                                  INDEX TO EXHIBITS


                                                                    SEQUENTIAL
EXHIBIT                                                            PAGE NUMBER
-------                                                            -----------
(2)      BYLAWS dated September 8, 1995, filed herewith.

(5)      Investment Advisory Contract between the
         Trust and Schroder Capital Management
         International Inc. dated January 9, 1996 filed herewith.

(6)      Distribution Agreement between the Trust and
         Schroder Fund Advisors Inc. dated January 9, 1996 filed herewith.

(8)      Global Custody Agreement between the Trust and
         The Chase Manhattan Bank, N.A. dated January 9, 1996, as amended May 3, 1996 filed herewith.

(9)(b)   Subadministration Agreement between the Trust and Forum
         Administrative Services, Limited Liability Company dated February 1, 1997 filed herewith.





(9)(d)   Fund Accounting Agreement between the Trust and
         Forum Financial Corp.dated January 9, 1996 filed herewith.

(11)     Consent of Coopers & Lybrand L.L.P.


(15)     Multiclass (Rule 18f-3) Plan


(16)     Schedule of Sample Performance Calculations -- Schroder
         U.S. Equity Fund, filed herewith.

Other Exhibits:

Copy of Power of Attorney pursuant to which Mr. Smith has signed this Post-Effective Amendment filed herewith.